UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2009
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                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-9390                  95-2698708
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(State or other jurisdiction      (Commission File          (I.R.S. Employer
      of incorporation)               Number)             Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                       92123
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(Address of principal executive offices)              (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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           YEAR
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On July 28, 2009, the Board of Directors of Jack in the Box Inc. (the "Company")
adopted, effective immediately, Amended and Restated By-Laws of the Company (the "By-Laws") with changes including the following: Sections 2.11 and 3.16 change the time periods during which a stockholder may submit notice of (i) a nomination for director and (ii) notice of business to be brought before the annual meeting, and provide more specificity in the description of information that must be included in the notices; Section 2.11 now covers submission of notice of proposals for amendments to the By-Laws, and Section 8.07 "Amendments" is revised accordingly; Section 3.16 now requires director nominees to complete a questionnaire and representation and agreement regarding their background, voting commitments and compensation arrangements, and to affirm their commitment to abide by the Company's governance policies and guidelines; Section 3.09 is modified to make the procedures for providing notice for special meetings of the board of directors consistent with Section 8.05 "Notices," and; the provisions of Article VII "Indemnification" have been updated for changes in applicable law. The By-Laws replace the Company's previous by-laws in their entirety.

A copy of the By-Laws is attached hereto as Exhibit 3.2 and incorporated herein by reference. The foregoing summary information regarding amendments to the By-Laws is not complete and is qualified in its entirety by reference to the full text of the By-Laws



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

                  (d) Exhibits

The following exhibit is filed as part of this report:

Exhibit
  No.             Description
-----------       -----------
3.2               Amended and Restated By-Laws of Jack in the Box Inc.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                JACK IN THE BOX INC.
                                       By:      JERRY P. REBEL
                                                ----------------------------
                                                Jerry P. Rebel
                                                Executive Vice President
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                (Duly Authorized Signatory)
                                                Date: July 30, 2009